As filed with the Securities and Exchange Commission on July 26, 2001
                                                      Registration No. 333-94261
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                              SIEBEL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  7372                     94-3187233
(State of Incorporation) (Primary Standard Industrial    (I.R.S. Employer
                          Classification Code Number)   Identification No.)

                             ---------------------

                            2207 BRIDGEPOINTE PARKWAY
                           SAN MATEO, CALIFORNIA 94404
                                 (650) 477-5000
   (Address, including zip code, and telephone number, including area code of
                    Registrant's principal executive offices)

                             ---------------------

                                THOMAS M. SIEBEL
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                            2207 BRIDGEPOINTE PARKWAY
                           SAN MATEO, CALIFORNIA 94404
                                 (650) 477-5000
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             ---------------------

                                   Copies to:
                           VINCENT P. PANGRAZIO, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                 (650) 843-5000

                              ---------------------

                       TERMINATION OF OFFERING AND REMOVAL
                         OF SECURITIES FROM REGISTRATION

          Pursuant to an undertaking made in Item 17 of the Registration Statement as filed with the Commission on January 7, 2000 (Registration No. 333-94261), the Registrant hereby removes from registration 134,454 shares of Common Stock of the Registrant.


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
                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California on July 26, 2001.

                                      SIEBEL SYSTEMS, INC.

                                      By: /s/ Thomas M. Siebel
                                          -------------------------------------
                                          Thomas M. Siebel
                                          Chairman and Chief Executive Officer

          Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capabilities and on the date indicated.

SIGNATURE                                                          TITLE                                       DATE
/s/ Thomas M. Siebel                                 Chairman and Chief Executive Officer                     July 26, 2001
---------------------------------------------        (Principal Executive Officer)
Thomas M. Siebel

/s/ Kenneth A. Goldman                               Senior Vice President, Finance and Administration        July 26, 2001
---------------------------------------------        and Chief Financial Officer
Kenneth A. Goldman                                   (Principal Financial and Accounting Officer)

                                            *        Director                                                 July 26, 2001
---------------------------------------------
Eric E. Schmidt

                                            *        Director                                                 July 26, 2001
---------------------------------------------
James C. Gaither

                                            *        Director                                                 July 26, 2001
---------------------------------------------
George T. Shaheen

                                            *        Director                                                 July 26, 2001
---------------------------------------------
Charles R. Schwab

                                            *        Director                                                 July 26, 2001
---------------------------------------------
A. Michael Spence
                                                     Director
---------------------------------------------
Patricia A. House
                                                     Director
---------------------------------------------
Marc F. Racicot

    /s/ Thomas M. Siebel
    --------------------------------
    *  By: Thomas M. Siebel, as attorney-in-fact


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